UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): February 14, 2005

                         DOW JONES & COMPANY, INC.

           (Exact name of registrant as specified in its charter)

         DELAWARE                  1-7564               13-5034940
      (State or other         (Commission File       (I.R.S. Employer
       jurisdiction               Number)           Identification No.)
     of incorporation)

      200 Liberty Street, New York, New York         10281

     (Address of principal executive offices)      (ZIP CODE)

     Registrant's telephone number, including area code: (212) 416-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

On February 14, 2005, Dow Jones & Company, Inc. announced the pricing of $225 million aggregate principal amount of its senior notes due 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

 (a) Not applicable

 (b) Not applicable

 (c) Exhibits

     99.1  Press Release of Dow Jones & Company, Inc., dated February 14, 2005.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DOW JONES & COMPANY, INC.

Dated: February 14, 2005                    By:   /s/ Robert Perrine
                                                ----------------------------
                                                Robert Perrine
                                                Chief Accounting
                                                Officer and Controller

                               EXHIBIT INDEX

Exhibit No.                  Description
-----------                  -----------

99.1       Press Release of Dow Jones & Company, Inc., dated February 14, 2005.